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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2007



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  1-16383                  95-4352386
(State or other jurisdiction of  (Commission File          (I.R.S. Employer
 incorporation or organization)       Number)             Identification No.)

                700 Milam Street
                    Suite 800
                 Houston, Texas                               77002
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition.

         On May 8, 2007, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the first quarter ended March 31, 2007. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

         The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number       Description
------       -----------

99.1         Press Release, dated May 8, 2007.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHENIERE ENERGY, INC.


         Date:  May 8, 2007               By:    /s/ Don A. Turkleson
                                                 ---------------------------
                                          Name:  Don A. Turkleson
                                          Title: Senior Vice President and
                                                  Chief Financial Officer





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EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

99.1              Press Release, dated May 8, 2007.